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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





                          Date of Report: June 17, 1999
                                         ---------------


                                 THE KROGER CO.
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             (Exact name of registrant as specified in its charter)


     An Ohio Corporation               No. 1-303              31-0345740
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(State or other jurisdiction       (Commission File         (IRS Employer
      of incorporation)                 Number)                 Number)

                                1014 Vine Street
                              Cincinnati, OH 45201
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                    (Address of principal executive offices)

Registrant's telephone number:  (513) 762-4000


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Item 5.  Other Events

         On June 17, 1999, the Company released its earnings for the first quarter 1999 in the form attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits

             99.1  Other Exhibits--Earnings Release for First Quarter 1999




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                                    SIGNATURE
                                    ---------




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                           THE KROGER CO.


June 17, 1999                              By /s/ Paul W. Heldman
                                              --------------------------------
                                              Paul W. Heldman
                                              Senior Vice President, Secretary
                                                and General Counsel




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                                  EXHIBIT INDEX
                                  -------------


Exhibit
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  99.1    Other Exhibits--Earnings Release for First Quarter 1999